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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 19, 2001


                     ENTRAVISION COMMUNICATIONS CORPORATION
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     1-15997                   95-4783236
       ------------------------------------------------------------------
        (State or other          (Commission File          (IRS Employer
         jurisdiction of              Number)              Identification No.)
         incorporation)


        2425 OLYMPIC BOULEVARD, SUITE 6000 WEST, SANTA MONICA, CA 90404
        ---------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (310) 447-3870


                                      N/A
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS

On March 19, 2001, Entravision Communications Corporation, a Delaware corporation (the "Company"), announced that it had revised financial expectations for the 2001 first quarter and full-year. The Company also announced that its Board of Directors has authorized a stock repurchase program. A copy of the Company's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          99.1  Press Release dated March 19, 2001.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ENTRAVISION COMMUNICATIONS CORPORATION

                        By: /s/ Jeanette Tully
                           --------------------------------------
                            Jeanette Tully
                            Chief Financial Officer


DATE: March 19, 2001
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                               INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION

99.1           Press Release dated March 19, 2001